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                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549



                                                              FORM 8-K

                                                           CURRENT REPORT
                                                 PURSUANT TO SECTION 13 OR 15(d) OF
                                                 THE SECURITIES EXCHANGE ACT OF 1934

                                                  Date of Report (Date of earliest
                                                          event reported):

                                                          December 17, 2001

                                                         Accelio Corporation
                          --------------------------------------------------------------------------------
                                       (Exact name of registrant as specified in its charter)


                          Canada                               1-111898                                N/A
          -------------------------------------- ------------------------------------- ----------------------------------
              (State or Other Jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification
                                                       Incorporation) Number)

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                                        560 Rochester Street, Ottawa, Ontario K1S 5K2, Canada
                                         (Address of principal executive offices) (zip code)

                                                           (613) 230-3676
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                                        (Registrant's telephone number, including area code)


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                                    (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

     (1) On December 17, 2001, Accelio Corporation (the "Company") confirmed its receipt of an unsolicited offer from Open Text Corporation to acquire all of the outstanding common shares of the Company for a cash price of Cdn. $2.75 per share. The intention to make an offer was communicated to the Company on December 14, 2001. The Company's board of directors will commence its review of the offer on December 17, 2001.

     (2) On December 17, 2001, the Company announced initial actions that it would take in response to the unsolicited tender offer. The Company announced that it would create an independent committee of the board of directors to evaluate potential options for maximizing shareholder value and that it would engage the services of an investment banking firm to act as financial adviser.


ITEM 7. EXHIBITS.

          (a)  Financial statements and pro forma financial information.

               None.

          (b)  Exhibits.

               99.1 Text of Press  Release of the  Company  dated  December  17,
                    2001, relating to the Company's confirmation of the tender offer.

               99.2 Text of Press  Release of the  Company  dated  December  17,
                    2001, relating to the Company's initial actions in response to the tender offer.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ACCELIO CORPORATION
                                   (Registrant)


                                   By:  /s/ Trey Graham
                                      ------------------------------------------
                                        Name:   Trey Graham
                                        Title:  Senior Vice President, Finance
                                                and Chief Financial Officer

Dated: December 18, 2001